UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	FNWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2022, the Board of Directors (the “Board”) of Finward Bancorp (“Finward” or the “Bancorp”) approved and adopted the restatement of Finward’s Articles of Incorporation (the “Articles”). In this regard, Finward restated its Articles by filing Amended and Restated Articles of Incorporation (the “Restated Articles”) with the Indiana Secretary of State, which became effective as of February 28, 2022. Under Section 23-1-38-7 of the Indiana Business Corporation Law (the “IBCL”) the adoption of the Restated Articles did not require shareholder approval. The Restated Articles consolidate the original Articles dated January 31, 1994 which were previously filed with the Indiana Secretary of State, inclusive of the Articles of Amendment of the Articles of Incorporation filed with the Indiana Secretary of State on May 13, 2021, which became effective on May 24, 2021, to reflect the name change of the Bancorp to Finward.

Pursuant to the Restated Articles, Finward’s Board also adopted certain amendments to the Articles which the IBCL permits to be adopted by the Board without shareholder approval. These amendments include deleting the name and address of the initial registered agent and replacing it with the name and address of the current registered agent. The Restated Articles make no further modifications to the Articles. Shareholder approval was not required.

The foregoing description of the Restated Articles is not complete and is qualified in its entirety by reference to the full text of the Restated Articles, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

On February 25, 2022, Finward’s Board appointed independent director Anthony M. Puntillo, D.D.S., M.S.D., to the newly created position of Lead Independent Director, effective as of February 25, 2022. Dr. Puntillo has been a director of Finward since 2004. As Lead Independent Director, Dr. Puntillo will have various responsibilities, such as presiding at all meetings at which the Executive Chairman of the Board is not present, serving as liaison between the Executive Chairman and CEO and non-management directors, and working with the Executive Chairman on meeting agendas and schedules for the Board. The Lead Independent Director also has the authority to call meetings of the independent directors. On March 2, 2022, Finward issued a press release announcing Dr. Puntillo’s appointment as Lead Independent Director. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

On February 25, 2022, the Board of Directors of Finward approved an amendment and restatement of the Finward Bancorp 2015 Stock Option and Equity Incentive Plan (the “Plan”) solely to reflect the Bancorp’s name change to Finward Bancorp. No material or other changes were made to the Plan. A copy of the amended and restated Plan is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of Finward.  For these statements, Finward claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements in this communication should be considered in conjunction with the other information available about Finward, including the information in the filings Finward makes with the SEC.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Finward’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Finward’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).  Except as required by law, Finward does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Restated Articles of Incorporation of Finward Bancorp.
10.1	Amended and Restated Finward Bancorp 2015 Stock Option and Equity Incentive Plan.
99.1	Press Release dated March 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: March 2, 2022
	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer